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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 18, 2016 (except for Note 16(B), as to which the date is June 20, 2016), in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-211818) and related Prospectus of Syros Pharmaceuticals, Inc. dated June 20, 2016.

/s/ Ernst & Young LLP

Boston, Massachusetts
June 20, 2016

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm